SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2005

CHEROKEE INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6835 Valjean Avenue
Van Nuys, California 91406
(Address of Principal Executive Offices, including Zip Code)

(818) 908-9868
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — Other Events.

On April 17, 2006, Cherokee Inc. issued a press release announcing its proposal to acquire Mossimo, Inc. ("Mossimo"). The proposal was communicated on April 17, 2006 to Mossimo. The press release announcing the proposal, including the full text of the proposal letter, is attached to this Current Report and is incorporated herein by this reference.

ITEM 9.01 — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 17, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

Date: April 18, 2006	By:	/s/ Russell J. Riopelle
	Name:	Russell J. Riopelle
	Title:	Chief Financial Officer

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